Agreement with the Office of the Comptroller of the Currency	12 Months Ended
Dec. 31, 2015
Agreement with the Office of the Comptroller of the Currency [Abstract]
Agreement with the Office of the Comptroller of the Currency
(17) Agreement with the Office of the Comptroller of the Currency

On July 21, 2015 Trustco Bank, the wholly owned subsidiary of TrustCo Bank Corp NY, entered into a formal agreement (the “Agreement”) with the OCC. The Agreement relates to the findings of the OCC following an examination of the Bank. The Agreement requires the Bank to take various actions, within prescribed time frames, with respect to certain areas of the Bank. These include, among others, (i) establishment of a committee of at least three Directors to monitor and coordinate the Bank’s response to the Agreement; (ii) adoption of compliance plans to respond to the Agreement with the assistance of an independent qualified consultant; (iii) evaluation and implementation of improvements in corporate governance with the assistance of an independent qualified consultant; (iv) evaluation and implementation of improvements in internal audit; (v) development of a strategic plan; (vi) development of a revised capital plan consistent with the strategic plan; (vii) development and implementation of improvements to the Bank’s loan review system; and (viii) such other necessary steps to address the issues and questions noted by the OCC in the Agreement.